PHOENIX-ENGEMANN FUNDS
                      PHOENIX-ENGEMANN BALANCED RETURN FUND
                       PHOENIX-ENGEMANN FOCUS GROWTH FUND
                        PHOENIX ENGEMANN NIFTY FIFTY FUND
                  PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

         Supplement dated June 11, 2003 to Prospectus dated May 1, 2003

         Under the subheading "Portfolio Management" on page 24, the first paragraph is replaced in its entirety with the following:

         Gretchen Lash oversees the research and portfolio management function at Engemann, and has been the Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager for Engemann since May, 2003. Ms. Lash joined Engemann in October, 2001 as the Chief Investment Officer & Portfolio Manager. Prior to joining Engemann, Ms. Lash was a Principal and Portfolio Manager for William Blair & Co. Ms. Lash earned the right to use the Chartered Financial Analyst designation in 1992; she is a regular panelist on CNBC television's Louis Rukeyser's Wall Street.

                          Investors should retain this supplement with the
Prospectus for future reference.


PXP 2011/MGMT (6/03)